CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated October 30, 2000 included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-17896.



                                             /S/  ARTHUR ANDERSEN LLP
                                             ------------------------
                                                  ARTHUR ANDERSEN LLP


Las Vegas, Nevada
December 29, 2000